UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Amendment No. 1)
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF
THE SECURITIES ACT OF 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

SPRING VALLEY ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED SEPTEMBER 19, 2025
LETTER TO SHAREHOLDERS OF
SPRING VALLEY ACQUISITION CORP. II
2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
Dear Shareholders of Spring Valley Acquisition Corp. II:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Spring Valley Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on October 15, 2025 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2025, and is first being mailed to shareholders of the Company on or about [•], 2025. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering (such Class A ordinary shares, the “Public Shares”) that was consummated on October 17, 2022 (the “IPO”), to 45 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”).
Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the Proposals in the accompanying Proxy Statement before you vote.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Articles currently provide that we have until October 17, 2025, the date that is 36 months from the consummation of our initial public offering, or such earlier date as may be determined by our board, to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to extend the date by which the Company must consummate a business transaction from 36 months to 45 months after the IPO (July 17, 2026), or such earlier date as may be determined by our board.
On July 30, 2025, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eagle Energy Metals Corp., a Nevada corporation (“Eagle Energy”), and Spring Valley Merger Sub II, Inc., a Nevada corporation (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions thereof, the parties will complete a business combination transaction whereby, among other things, Merger Sub will merge with and into Eagle Energy, with Eagle Energy surviving the merger as a wholly-owned subsidiary of the Company (together with the other transactions contemplated by the Merger

Agreement, the “Transaction”). The proposed Transaction is expected to be consummated after receipt of the required approvals by the shareholders of the Company and the satisfaction or waiver of certain other customary conditions. The board currently believes that there will not be sufficient time before October 17, 2025 to complete the Transaction or another business combination. The purpose of the Amendment is to provide the Company more time to complete the Transaction and a business combination, which the board believes is in the best interests of our shareholders.
We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Amendment. In the event the Extraordinary General Meeting is cancelled, and a business combination is not consummated prior to October 17, 2025, we will dissolve and liquidate in accordance with the Articles.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the time of the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, including the proposed Transaction, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including the proposed Transaction, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.
We are not asking you to vote on any proposed business combination at this time. In connection with the proposed Transaction, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of the Transaction, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by October 17, 2025 we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ (as defined in the Articles) rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
Based upon the amount in the Trust Account as of [•], 2025, which was approximately $[•], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on the Nasdaq Capital Market (“NASDAQ”) on [•], 2025, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 13, 2025 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.
The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of our Class B ordinary shares (the “Founder Shares” and, together with the Class A ordinary shares, the “Ordinary Shares”), including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.
Our board has fixed the close of business on September 19, 2025 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.
The Company reserves the right at any time to cancel the Extraordinary General Meeting (by means of adjourning the Extraordinary General Meeting sine die) and not to submit to its shareholders any of the Proposals.

By Order of the Board of Directors of Spring Valley Acquisition Corp. II
/s/ Christopher Sorrells

Christopher Sorrells
Chief Executive Officer and Chairman
(Principal Executive Officer)
Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Your failure to vote or instruct your broker or bank how to vote will mean that your Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted but will otherwise not have any effect on whether the Proposals are approved. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

SPRING VALLEY ACQUISITION CORP. II
2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
NOTICE OF AN EXTRAORDINARY GENERAL MEETING
OF SPRING VALLEY ACQUISITION CORP. II
TO BE HELD ON OCTOBER 15, 2025
The extraordinary general meeting (the “Extraordinary General Meeting”) of Spring Valley Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on October 15, 2025 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering (such Class A ordinary shares, the “Public Shares”) that was consummated on October 17, 2022 (the “IPO”), to 45 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”); and
Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
On July 30, 2025, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eagle Energy Metals Corp., a Nevada corporation (“Eagle Energy”), and Spring Valley Merger Sub II, Inc., a Nevada corporation (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions thereof, the parties will complete a business combination transaction whereby, among other things, Merger Sub will merge with and into Eagle Energy, with Eagle Energy surviving the merger as a wholly-owned subsidiary of the Company (together with the other transactions contemplated by the Merger Agreement, the “Transaction”). The proposed Transaction is expected to be consummated after receipt of the required approvals by the shareholders of the Company and the satisfaction or waiver of certain other customary conditions. The board currently believes that there will not be sufficient time before October 17, 2025 to complete the Transaction or another business combination. The purpose of the Amendment is to provide the Company more time to complete the Transaction and a business combination, which the board believes is in the best interests of our shareholders.
The purpose of the Extension Amendment is to allow us more time to consummate a business combination, including the proposed Transaction. The Articles currently provide that we have until October 17, 2025, the date that is 36 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to allow the board to extend the date by which the Company has to consummate a business combination from October 17, 2025 to July 17, 2026, or such earlier date as may be determined by the board of directors if our board determines such to be in the best interests of our shareholders. Without the Amendment, we would be required to liquidate on October 17, 2025 to liquidate, even if the board is actively pursuing a business combination. Accordingly, our board believes that obtaining the Amendment will ensure the board is able to act in the best interests of our shareholders.
In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the deadline specified to make the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, including the proposed Transaction, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including the proposed Transaction, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.
We are not asking you to vote on any proposed business combination at this time. In connection with the proposed Transaction, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of the Transaction, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by October 17, 2025 we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ (as defined in the Articles) rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2025. In such event, we may need to obtain additional funds to complete an initial business combination, including the proposed Transaction, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not complete our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles).
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares (together with the Class A ordinary shares, the “Ordinary Shares”), including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Based upon the amount in the Trust Account as of [•], 2025, which was approximately $[•], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on NASDAQ on [•], 2025 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
Our board has fixed the close of business on September 19, 2025 (the “record date”) as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were [22,304,433] Ordinary Shares outstanding (consisting of [22,304,432] Class A ordinary shares and one Class B ordinary share). The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all of their Founder Shares in favor of each of the Proposals.
This Proxy Statement contains important information about the Extraordinary General Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $[•]. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated [•], 2025 and is first being mailed to shareholders on or about [•], 2025.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 11, 2025 and the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2025 and August 13, 2025, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward — Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Annex to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses. On October 17, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share (such Class A ordinary shares, the “Public Shares”), one right and one-half of one redeemable public warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of our initial business combination. Simultaneously with the closing of the IPO, we completed the private sale of 13,350,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $13,350,000. Following the closing of the IPO and full exercise of the over-allotment, a total of $235,750,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account.

Like many blank check companies, our Articles provide for the return of the funds held in the Trust Account to our Public Shareholders if we do not consummate a business combination on or before a certain date (in our case, October 17, 2025). Our board has determined that it is in the best interests of the Company to amend the Articles to revise the date we have to consummate a business combination to 45 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, including the proposed Transaction, and subsequently to allow our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon at the Extraordinary General Meeting.
Q:
What is being voted on?

A:
You are being asked to vote on:

•
Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, our Articles to revise the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on October 17, 2022 to 45 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, to be in the best interests of the Company; and

•
Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

We are not asking you to vote on any proposed business combination at this time. In connection with the proposed Transaction, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of the Transaction, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by October 17, 2025 we will:

(1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ (as defined in the Articles) rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Amended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2025. In such event, we may need to obtain additional funds to complete an initial business combination, including the proposed Transaction, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before October 17, 2025. The purpose of the Extension is to provide the Company more time to complete a business combination, including the proposed Transaction, which the Board believes is in the best interests of our shareholders.

Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles currently provide that we have until October 17, 2025 to complete our initial business combination, including the proposed Transaction, under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination, including the proposed Transaction before October 17, 2025, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from October 17, 2025 to July 17, 2026, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination, including the proposed Transaction, in the future and the right to redeem your Public Shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than the Amendment, as of the date of this Proxy Statement, we do not anticipate seeking any further amendments that would extend the date we are required to liquidate the Trust Account, although we may determine to do so in the future, if necessary.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.
Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor owns 7,546,667 Founder Shares, representing 76.4% of our issued and outstanding Ordinary Shares. Certain of our directors and advisors collectively own 120,000 Founder Shares.

The Founder Shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.
Q:
What vote is required to approve the Proposals presented at the Extraordinary General Meeting?

A:
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.
Q:
What if I do not want to vote “FOR” the Proposals?

A:
If you do not want a Proposal to be approved, you must vote “AGAINST” the Proposal.

If the Extension Amendment Proposal is approved and the Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.
Q:
What happens if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:
If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, we will continue our efforts to enter into and complete an initial business combination, including the proposed Transaction, until the Amended Date or such earlier date as determined by the board, in its sole discretion.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective at the conclusion of the Extraordinary General Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Amended Date if it determines, in its sole discretion, it would be in the best interests of the Company to do so.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Q:
What happens to the Company warrants and rights if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:
If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we have not consummated a business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Q:
What happens to the Company warrants and rights if the Extension Amendment Proposal is approved?

A:
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us until the earlier of the Amended Date or such earlier date as determined by the board, in its sole discretion. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, including the proposed Transaction, provided we have an effective registration statement under the Securities Act covering the issuance of the Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
The Company’s rights will remain outstanding and will entitle the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination. If the Company is unable to complete an initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights, and the rights will expire worthless. No fractional shares will be issued upon conversion of any rights.
Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account were following our IPO initially held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on about the 24-month anniversary of the effective date of the registration statement relating to our IPO we instructed Continental Stock Transfer & Trust Company (our “transfer agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, since such date we have received minimal interest on the funds held in the Trust Account, which will reduce the dollar amount our Public Shareholders would receive upon any redemptions of Public Shares or liquidation of the Company.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Spring Valley Acquisition Corp. II, 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the meeting should register for the meeting by October 8, 2025 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of Ordinary Shares:
•
If your shares are registered in your name with our Transfer Agent and you wish to attend the online-only Extraordinary General Meeting, go to [•], enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.
At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each Proposal is approved, and the Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q:
What is a quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the voting power of all then outstanding Ordinary Shares are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 4,940,049 Ordinary Shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Because all of the Proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our Ordinary Shares at the close of business on September 19, 2025 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 9,880,096 Ordinary Shares (consisting of 9,880,095 Class A ordinary shares and one Class B ordinary share) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the board recommend voting for the Proposals?

A:
Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of our Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:
Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:
No. There are no dissenters’ or appraisal rights available to our shareholders in connection with the Extension Amendment Proposal.

Q:
What do I need to do now?

A:
We urge you to carefully read and consider the information contained in this Proxy Statement, including the Annex hereto, and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our Ordinary Shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my Public Shares?

A:
Each of our Public Shareholders may submit an Election that, if the Amendment is implemented, such Public Shareholder elects to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.

In order to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Public Shares in the manner described above prior to 5:00 p.m. Eastern Time on October 13, 2025 (two business days prior to the date of the Extraordinary General Meeting).

Q:
How do I withdraw my election to redeem my Public Shares?

A:
If you tendered your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $[17,500]. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co.
333 Ludlow Street
5th Floor, South Tower
Samford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SVII@info.sodali.com
If you have questions regarding the certification of your position or tendering your Public Shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 11, 2025, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2025 and August 13, 2025, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The Amendment will extend the date by which the Company must consummate an initial business combination to a date that is in violation of applicable listing standards of the Nasdaq Stock Market (“Nasdaq”).
Nasdaq listing rules requires that we complete a business combination no later than 36 months after our initial public offering, which is October 17, 2025, and provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule. If the Extension Amendment Proposal is approved and the Amendment is filed, and we have not completed our initial business combination by October 17, 2025, our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the rules. We will not be able to complete a business combination before October 17, 2025, the three-year deadline for completion under the Rule. Accordingly, we expect to receive a delisting determination letter from Nasdaq soon after October 17, 2025, indicating that our securities will be subject to suspension and delisting action by the Nasdaq in the near term.
Once our securities are delisted, our securities would likely trade on the OTC market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:

•
a limited availability of market quotations for our securities;

•
a determination that our securities are a “penny stock,” which will require brokers trading in the securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the securities;

•
reduced liquidity for our securities;

•
a limited amount of news and analyst coverage in the future;

•
institutional investors losing interest in our securities; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any state, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.
In addition, being delisted from Nasdaq may hinder our ability to complete a business combination (including the Transaction), as we may no longer be attractive as a merger partner. While it is not a condition to closing under the Merger Agreement that our securities remain listed on Nasdaq, it is a condition that the combined company’s common stock be approved for listing on Nasdaq, which may be more difficult if our securities are delisted prior to the closing of the Transaction.

There are no assurances that the Amendment will enable us to complete an initial business combination.
Approving the Amendment involves a number of risks. Even if the Amendment is approved, the Company can provide no assurances that an initial business combination, including the proposed Transaction, will be consummated prior to the Amended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Amendment is approved, the Company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the Amendment or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Amendment and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
In the event the Extension Amendment Proposal is approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our Ordinary Shares may adversely affect the liquidity of our securities.
A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Ordinary Shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Ordinary Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to holders of Public Shares who elect to redeem their Class A ordinary shares.
The timing of, or our ability to complete, the an initial business combination may be affected by the regulatory process of The Committee on Foreign Investment in the United States (“CFIUS” or “the Committee”).
CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require foreign investors to make mandatory filings to the Committee or to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS believes present unresolved national security concerns, CFIUS has the authority to suspend transactions, impose mitigation measures, and/or recommend that the U.S. president block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’s jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations now includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” which is a U.S. business that:

(1)
produces, designs, tests, manufactures, fabricates, or develops “critical technologies”;

(2)
owns or operates certain “critical infrastructure”; and/or

(3)
maintains or collects “sensitive personal data.”

While we are a Cayman Islands exempted company, Eagle is a Nevada corporation and, following the Transaction, the combined company will be a Nevada corporation, and our sponsor is a Delaware limited liability company that is controlled by a U.S. person and does not have substantial ties with a non-U.S. person.

However, CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may nevertheless seek to review the Transaction or any other initial business combination we may seek to consummate if we are unable to complete the Transaction. If CFIUS were to determine that a transaction or any portion thereof is within its jurisdiction, it may ask the parties to submit a filing with respect to the transaction. A CFIUS review of the transaction could delay the completion of the transaction, result in extended negotiations with the Committee or expand the timelines for Committee review or result in some form of mitigation measures that could impact the transaction. If CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to the transaction as a predicate to clearing the transaction, recommend that the U.S. president prohibit the transaction, or if the closing has occurred, recommend that the U.S. president order non-U.S. shareholders to divest all or a portion of the shares of the combined company’s stock acquired by them without first obtaining CFIUS approval. No assurance can be given that any of the foregoing actions will not be taken by CFIUS.
Should CFIUS decide to reach out to the parties to initiate a review of the Transaction (or any other initial business combination), the time necessary for CFIUS review of the transaction may delay the completion of the transaction. Furthermore, there is no guarantee that CFIUS will not render a decision to impose conditions on the transaction or prevent the consummation of the transaction altogether. These risks may limit the attractiveness of, and/or delay or prevent the Company from pursuing the transaction.
If the Company is unable to consummate the Transaction (or another initial business combination) within the applicable time period, it will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a transaction. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s rights and warrants, which will expire worthless in the event of our winding up.

BACKGROUND
We are a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses.
On October 17, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Public Shares and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 13,350,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $13,350,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.
Following the closing of the IPO and full exercise of the over-allotment, a total of $235,750,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. On January 10, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting (the “Meeting”). In connection with the Meeting, holders of 8,362,234 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.85 per share, for an aggregate redemption amount of approximately $90,726,470.51. On November 13, 2025, the Company held an extraordinary general meeting (the “Second Meeting”). In connection with the Second Meeting, holders of 12,424,337 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.43 per share, for an aggregate redemption amount of approximately $142,010,171. As of [•], 2025, funds held in the Trust Account totaled approximately $[•].
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 9,880,096 Ordinary Shares outstanding (consisting of 9,880,095 Class A ordinary shares and one Class B ordinary share). The Class B ordinary shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all 7,666,667 Founder Shares in favor of each of the Proposals.
Our principal executive offices are located at 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201 and our telephone number is (214) 308-5230.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend our Articles to amend the date by which we have to complete a business combination to the Amended Date or such earlier date as determined by the board, in its sole discretion.
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
The purpose of the Extension Amendment is to allow us more flexibility in our pursuit of a business combination, which our board believes is in the best interests of our shareholders and the Company. The Articles currently provide that we have until October 17, 2025, the date that is 36 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from October 17, 2025 to July 17, 2026, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.
Reasons for the Extension Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before October 17, 2025, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Corporation to pay its franchise and income taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding Public Shares.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Articles currently provide that we have until October 17, 2025, the date that is 36 months from the consummation of our initial public offering, or such earlier date as our board may determine. Our board has determined that it is in the best interests of the Company to extend this deadline to a date that is 45 months from the consummation of our initial public offering (July 16, 2026), or such earlier date as our board may determine. The board currently believes that there will not be sufficient time before October 17, 2025 to complete the Transaction or another business combination. The purpose of the Amendment is to provide the Company more time to complete the Transaction and a business combination, which the board believes is in the best interests of our shareholders.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up;

(2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, we will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands are made in connection with the Amendment amend the time the Company has to complete a business combination until the Amended Date or such earlier date as determined by the board, in its sole discretion. We will then continue to attempt to consummate a business combination until the Amended Date unless the board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company and our shareholders. We will remain a reporting company under the Exchange Act, and our units, Public Shares, rights and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2025. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by October 17, 2025, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.25 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Redemption Rights
Each of our Public Shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Amendment, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the

Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 13, 2025 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.
Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tender your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public

Shares. Based upon the amount in the Trust Account as of [•], 2025, which was approximately $[•] million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on NASDAQ on [•], 2025 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders Public Shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
The Board’s Recommendation for the Extension Amendment Proposal
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such Proposal.
Our Articles currently provide that we have until October 17, 2025 to complete our initial business combination under its terms. Our Articles further provides that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before October 17, 2025, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Our board believes that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
We believe that it is in the best interests of our shareholders to amend the date that we have to complete a business combination to the Amended Date, or such earlier date as determined by the board, in its sole discretion, in order to allow us the flexibility to allow the board, in its sole discretion, to elect to wind up the Company at a date earlier than the Amended Date if the board determines such action to be in the best interests of our shareholders.
After careful consideration of all relevant factors, our board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)   the first sentence of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:
“In the event that the Company does not consummate a Business Combination within 45 months from the closing of the IPO, or such earlier time as its board of Directors may approve in accordance with the Articles, the Company shall:”
Recommendation of the Board
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.
If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
Recommendation of the Board
If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each, as defined below) that make an Election if the Amendment is implemented. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular circumstances or status, including the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
the Sponsor or our directors and officers;

•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market method of accounting;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
U.S. expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•
persons that hold Public Shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
passive foreign investment companies; or

•
corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the tax treatment of partnerships or other pass-through entities (including S corporations) or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN EXERCISE OF REDEMPTION RIGHTS PURSUANT TO AN ELECTION. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Public Share and one-half of one warrant is separable at the option of the holder, we are treating each Public Share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Holders
This section addresses U.S. Holders (as defined below) of Public Shares that make an Election if the Amendment is implemented. As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:
1.
an individual citizen or resident of the United States,

2.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
The U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (1) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Ordinary Shares actually owned by such U.S. Holder, but also Ordinary Shares that are constructively owned by such U.S. Holder under certain attribution rules set forth in the Code. A redeeming U.S. Holder may constructively own, in addition to Ordinary Shares owned directly, Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of Public Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption and less than 50% of the total combined voting power of the Company. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (1) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (2) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Ordinary Shares owned by certain family members and such U.S. Holder does not constructively own any other Ordinary Shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Whether a redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption.
U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Ordinary Shares may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
Taxation of Distributions
If the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. In such a case, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirements are satisfied. With respect to non-corporate U.S. Holders, dividends will generally constitute “qualified dividends” that are taxed at preferential long-term capital gains rates, provided certain holding period requirements are satisfied and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations). It is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Public Shares and will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
IF THE REDEMPTION OF A U.S. HOLDER’S PUBLIC SHARES IS TREATED AS A SALE OR OTHER TAXABLE DISPOSITION, AS DISCUSSED ABOVE, A U.S. HOLDER WILL GENERALLY RECOGNIZE CAPITAL GAIN OR LOSS IN AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN (1) THE AMOUNT OF CASH RECEIVED IN SUCH REDEMPTION AND (2) THE U.S. HOLDER’S ADJUSTED TAX BASIS IN THE PUBLIC SHARES REDEEMED. A U.S. HOLDER’S ADJUSTED TAX BASIS IN ITS PUBLIC SHARES GENERALLY WILL EQUAL THE U.S. HOLDER’S ACQUISITION COST (THAT IS, THE PORTION OF THE PURCHASE PRICE OF A UNIT ALLOCATED TO A PUBLIC SHARE OR THE U.S. HOLDER’S INITIAL BASIS FOR THE PUBLIC SHARES RECEIVED UPON EXERCISE OF A WHOLE WARRANT) LESS ANY PRIOR DISTRIBUTIONS TREATED AS A RETURN OF CAPITAL.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Ordinary Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section addresses Non-U.S. Holders (as defined below) of Public Shares that make an Election if the Amendment is implemented. As used herein, a “Non-U.S. Holder” is a beneficial owner of Public Shares that is not a U.S. Holder.
Redemption of Public Shares
Except as otherwise discussed in this section, the characterization of a redemption for a Non-U.S. Holder that makes an Election will be characterized in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “— Certain U.S. Federal Income Tax Considerations to U.S. Holders.”
Non-U.S. Holders that make an Election are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Taxation of Distributions
If the redemption of a Non-U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings will generally constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in such Non-U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or disposition of the Public Shares and will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
If the redemption of a Non-U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, a Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale or other disposition of Public Shares unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•
the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other conditions are met; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held Public Shares, and, in the case where the Public Shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares. There can be no assurance that the Public Shares will be treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to Public Shares, including how a Non-U.S. Holder’s ownership of our warrants impacts the five percent (5%) threshold determination with respect to Public Shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).
If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We do not expect that we will be a U.S. real property holding corporation at or prior to the time of a redemption pursuant to an Election. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether we will be treated as a U.S. real property holding corporation in any year.
Non-U.S. Holders who hold different blocks of Public Shares (generally Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
FATCA Withholding
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends (including constructive dividends) on our Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Shares; however, there can be no assurance that final regulations will provide the same exceptions from FATCA withholding as the proposed regulations. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institutional generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT

WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.
THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting will be held at 10:00 a.m. (Eastern Time) on October 15, 2025 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the Proposals.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Ordinary Shares at the close of business on September 19, 2025, the record date for the Extraordinary General Meeting. You will have one vote per Proposal for each Ordinary Share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were [22,304,433] Ordinary Shares outstanding (consisting of [22,304,432] Class A ordinary shares and one Class B ordinary share). The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all 7,666,667 Founder Shares in favor of each of the Proposals.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such Proposal. If the Extension Amendment Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the Proposals being presented to shareholders at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. You may contact Sodali at:
Sodali & Co.
333 Ludlow Street
5th Floor, South Tower
Samford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SVII@info.sodali.com

Required Vote
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.
If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by October 17, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.25 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, including such Class B ordinary shares exchanged for Class A ordinary shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of Our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by October 17, 2025, we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period.
•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 13,350,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The private placement warrants are each exercisable for one Class A ordinary share at $11.50 per share. If we do not consummate our initial business combination by October 17, 2025, or such earlier date as determined by the board, in its sole discretion, if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the Public Shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.25 per Public Share and (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Ordinary Shares as of September 19, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of the Ordinary Shares, by:
•
each person known by us to be the beneficial owner of more than 5% of the Ordinary Shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 8,880,096 Ordinary Shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of September 19, 2025.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Ordinary Shares
Spring Valley Acquisition Sponsor II, LLC (our Sponsor)(2)	7,546,667	76.4%
Millennium Management L.L.C.(3)	1,042,000	10.5%
The Goldman Sachs Group, Inc.(4)	722,419	7.3%
Christopher Sorrells	—	—
Robert Kaplan	—	—
David Buzby	40,000	*
Richard Thompson	40,000	*
Sharon Youngblood	40,000	*
David Levinson	—	—
Kevin Pohler	—	—
All officers and directors as a group (seven individuals)	120,000	1.2%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Spring Valley Acquisition Corp. II, 2100 McKinney Ave, Suite 1675, Dallas, TX 75201.

(2)
Interests shown consist solely of Founder Shares, including 7,546,666 Class A ordinary shares and one Class B ordinary share. Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof. The shares reported above are held in the name of our Sponsor. Our Sponsor is controlled by Pearl Energy Investment II, L.P. (“Pearl”). Pearl is controlled by its general partner, Pearl Energy Investment II GP, LP (“Pearl GP”), and Pearl GP is controlled by its general partner, Pearl Energy Investment II UGP, LLC (“Pearl LLC”). Accordingly, all shares held by our Sponsor may be deemed to be beneficially held by Pearl, Pearl GP and Pearl LLC. Pearl LLC is controlled by William J. Quinn, the founder and managing partner of Pearl Energy Investments.

(3)
Based on a Schedule 13G/A filed on January 24, 2023, by Millennium Management LLC, a Delaware limited liability company; Millennium Group Management LLC, a Delaware limited liability company; and Israel A. Englander, a United States citizen. The securities disclosed herein as potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The foregoing should not be construed in and of itself as an admission by Millennium Management LLC, Millennium Group Management LLC or Mr. Englander as to beneficial ownership of the securities held by such entities. The address of principal business office of each of the reporting persons is 399 Park Avenue, New York, New York 10022.

(4)
Based on a Schedule 13G/A filed on February 13, 2024, by the Goldman Sachs Group, Inc., a Delaware corporation and Goldman Sachs & Co. LLC, a New York limited liability company. The address of principal business office of each of the reporting persons is 200 West Street, New York, NY 10282.

Our Sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Amendment is implemented, we anticipate that we will hold another Extraordinary General Meeting before the Amended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Amended Date or such earlier date as determined by the board, in its sole discretion, the Company will dissolve and liquidate and there will be no annual meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Sodali & Co.
333 Ludlow Street
5th Floor, South Tower
Samford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Spring Valley Acquisition Corp. II, 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201.
If you are a shareholder of the Company and would like to request documents, please do so by October 24, 2024 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM
AND ARTICLES OF ASSOCIATION
OF
SPRING VALLEY ACQUISITION CORP. II
RESOLVED, as a special resolution, that:
a)
the first sentence of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination within 45 months from the closing of the IPO, or such earlier time as its board of Directors may approve in accordance with the Articles, the Company shall:”

A-1

Preliminary Proxy Card SPRING VALLEY ACQUISITION CORP. II THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [•], 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2025, in connection with the Extraordinary General Meeting to be held on [•], 2025 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and hereby appoints Christopher Sorrells and Robert Kaplan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Spring Valley Acquisition Corp. II (the “Corporation,” or “Spring Valley II”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting of, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE
VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Genearl Meeting to be held on [•], 2025: This notice of meeting and the accompanying proxy statement are available at [•]. FOR AGAINST ABSTAIN Proposal 1 — The Charter Amendment To amend Spring Valley II’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Spring Valley II has to consummate a business combination (the “Extension”) from October 17, 2025 (the “Termination Date”) to July 17, 2026, or such earlier date as may be determined by the board of directors (the “Board”) of Spring Valley II (such later date, the “Extended Date”). • • • FOR AGAINST ABSTAIN Proposal 2 — Adjournment of the Meeting To direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the foregoing proposal. • • • Dated: 2025 Shareholder’s Signature Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.